Corporate Capital Trust II - 8-K

Exhibit 10.1

FOURTH AMENDMENT TO THE EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

This fourth amendment to the Amended and Restated Expense Support and Conditional Reimbursement Agreement (this “Fourth Amendment”) is made as of March 17, 2017, by and among CORPORATE CAPITAL TRUST II, a Delaware statutory trust, (the “Company”), CNL FUND ADVISORS II, LLC, a Delaware limited liability company (“CNL”) and KKR CREDIT ADVISORS (US) LLC, a Delaware limited liability company (“KKR”).

WHEREAS, the Company, CNL and KKR are parties to that certain Amended and Restated Expense Support and Conditional Reimbursement Agreement dated September 24, 2015 (the “Agreement”); and

WHEREAS, the parties amended the Agreement on May 10, 2016 (the “First Amendment”), on September 23, 2016 (the “Second Amendment”) and on December 22, 2016 (the “Third Amendment”); and

WHEREAS, in accordance with Section 4.5 of the Agreement, the parties desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                  The reference to “March 31, 2017” in Section 1 of the Agreement is hereby deleted, and “June 30, 2017” is inserted in the place of such deleted reference.

2.                  Full Force and Effect. Except as modified hereby, the Agreement shall remain in full force and effect. All capitalized terms shall mean the same as in the Agreement.

3.                  Counterparts. This Fourth Amendment may be executed in more than one counterpart, each of which will be deemed to be an original but all of which together will constitute one and the same instrument. This Fourth Amendment may also be executed electronically.

4.                  Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

CNL FUND ADVISORS II, LLC

By:	/s/ Chirag J. Bhavsar
Name: Chirag J. Bhavsar
Title: Chief Financial Officer

KKR CREDIT ADVISORS (US) LLC

By:	/s/ Nicole J. Macarchuk
Name: Nicole J. Macarchuk
Title: Authorized Signatory

CORPORATE CAPITAL TRUST II

By:	/s/ Thomas K Sittema
Name: Thomas K. Sittema
Title: Chief Executive Officer

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